Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into on January 16, 2008, by and among WCI COMMUNITIES, INC., a Delaware corporation (“Borrower”), each Lender that is a party hereto, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, and an L/C Issuer.

R E C I T A L S

A. Reference is hereby made to that certain Senior Revolving Credit Agreement dated as of June 13, 2006 (as amended, the “Credit Agreement”), executed by Borrower, the Lenders defined therein, and Bank of America, N.A., as Administrative Agent, Swing Line Lender, and an L/C Issuer (Administrative Agent, Swing Line Lender, L/C Issuers, and Lenders are individually referred to herein as a “Credit Party” and collectively referred to herein as the “Credit Parties”).

B. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

C. Borrower has requested that Lenders waive certain Events of Default under the Credit Agreement and modify certain provisions contained in the Credit Agreement, and the Credit Parties that are party hereto have agreed to such waiver and such modifications, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments to the Credit Agreement.

(a) Section 1.01 is hereby amended to add the following definitions in the appropriate alphabetical order:

“Cash Equivalents” means all Investments specified under Section 7.03(a) through (j).

“Cash Flow from Operations” means for any period, on a consolidated basis for Borrower and its subsidiaries, as determined by GAAP, (a) the sum of (without duplication) (i) net cash provided from (or used in) operating activities plus (ii) proceeds from the sale or other disposition of land, community, and amenity assets, to the extent that such proceeds are not included in net cash provided from operating activities, plus (iii) interest expensed in the calculation of cost of goods sold, plus (iv) interest expense reported on Borrower’s statement of operations, minus (b) to the extent included in the calculation of clause (a), Net Cash Proceeds from Dispositions of any Property or other assets (other than any Disposition in the ordinary course of the Core Businesses).

“Collateral” means all Property and other assets and interests and proceeds thereof now owned or hereafter acquired by any Loan Party in or upon which a Lien is granted or purported to be granted pursuant to any Security Document.

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“Debt Service” means, for any period, the sum of Interest Incurred and any regularly scheduled amortization payments on the Total Debt (except any regularly scheduled amortization payment on the Senior Term Loan and any mandatory commitment reduction pursuant to Section 2.06(b)).

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith and including any casualty or condemnation of any property of such Person.

“Excluded Issuance” means the issuance by Borrower or any other member of the Consolidated Group of (a) Indebtedness permitted hereunder the Net Cash Proceeds of which are raised specifically for the purpose of, and applied to, repaying or repurchasing (in whole or in part), or issued in full or partial exchange for, Borrower’s 4% Contingent Convertible Subordinated Notes due 2023 or (b) Subordinated Indebtedness permitted hereunder in full or partial exchange for any other Subordinated Indebtedness.

“Excluded Parcels” means Parcels 32 and 19, both located in the Palm Beach County.

“Maximum Non-Revolving Amount” means $250,000,000 as such amount may be reduced from time to time pursuant to the terms hereof.

“Maximum Revolving Amount” means $425,000,000 as such amount may be reduced from time to time pursuant to the term hereof.

“Minimum Tangible Net Worth” means, as of any date, the sum of the following:

(a) an amount equal to $932,024,800; plus

(b) an amount equal to fifty (50%) of the Net Income earned after March 31, 2006; plus

(c) an amount equal to fifty (50%) of the aggregate proceeds of Equity Offerings (net of equity substituted from proceeds of new equity) after the Closing Date.

“Net Cash Proceeds” means:

(a) with respect to any Disposition by Borrower or any other member of the Consolidated Group, the excess, if any, of (i) the sum of cash and Cash Equivalents received (but only as and when received) in connection with such transaction or event (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise and including any insurance proceeds with respect to any casualty and condemnation proceeds from any condemnation) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents and the documents

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governing the Senior Term Loan), (B) the reasonable and customary costs incurred in connection with such Disposition including costs of completion of the property approved by Administrative Agent (such approval not to be unreasonably withheld) that is the subject of such Disposition or event incurred by such person in connection therewith, and (C) taxes or other payments to Governmental Authorities that shall be paid or reasonably estimated to be actually payable within two (2) years of the date of, and specifically required as a result of, the relevant transaction or event (and approved by Administrative Agent, such approval not to be unreasonably withheld); provided that, if the amount of any estimated taxes pursuant to subclause (C) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition, then the aggregate amount of such excess shall constitute Net Cash Proceeds; and

(b) with respect to the incurrence or issuance of any Indebtedness by Borrower or any other member of the Consolidated Group, the excess of (i) the sum of the cash and Cash Equivalents received in connection with such transaction over (ii) the underwriting discounts and commissions, and other reasonable and customary out-of-pocket expenses, incurred by such Person in connection therewith.

“Non-Revolving Portion” means a portion of the Aggregate Commitments on the Third Amendment Effective Date equal to $250,000,000.

“Permitted Additional Project” means a Project owned by a Loan Party (a) that does not comprise more than twenty-two (22) Units, (b) in which such Loan Party shall have entered into Housing Purchase Contracts for at least fifty percent (50%) of the Units comprising such Project, and (c) in which such Loan Party shall have entered into Housing Purchase Contracts which are expected to produce proceeds from sales (net of selling expenses and Customer Deposit Liabilities used for construction costs) in excess of one-hundred ten percent (110%) of the budgeted total Project Costs for such Project.

“Restoration” means, following the occurrence of a casualty or a condemnation which is of a type necessitating the repair of a Property, the completion of the repair and restoration of such Property as nearly as possible to the condition such Property was in immediately prior to such casualty or condemnation, with such alterations as may be reasonably approved by Administrative Agent, and in accordance with applicable Laws.

“Revolving Portion” means a portion of the Aggregate Commitments on the Third Amendment Effective Date equal to $425,000,000.

“Third Amendment” means the Third Amendment to Credit Agreement dated as of the Third Amendment Effective Date, executed by Borrower, Bank of America, as Administrative Agent, Swing Line Lender, and an L/C Issuer, and the other Lenders party thereto.

“Third Amendment Effective Date” means January 16, 2008.

(b) Section 1.01 is hereby amended to delete the definition of “Adjusted Tangible Net Worth” in its entirety and replace such definition with the following:

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“Adjusted Tangible Net Worth” means, as of the last day of any fiscal quarter, (a) the Tangible Net Worth plus (b) non-cash deferred tax asset valuation allowances and non-cash impairment charges deducted from Total Assets in calculating Tangible Net Worth for the fiscal year ended December 31, 2007 and (without duplication) any fiscal period ending thereafter, plus (c) the least of (i) fifty percent (50%) of the outstanding balance of the Subordinated Indebtedness as of such date, (ii) $300,000,000, and (iii) thirty percent (30%) of Tangible Net Worth as of such date.

(c) Section 1.01 is hereby amended to delete the definition of “Applicable Rate” in its entirety and replace such definition with the following:

“Applicable Rate” means, at the time of determination thereof, a percentage per annum as shown below:

Eurodollar Rate	Base Rate	Performance Letter of Credit Fee	Financial Letter of Credit Fee	Unused Fee
5.25%	3.75%	5.25%	5.25%	0.25%

Notwithstanding the foregoing:

(a) the Applicable Rate with respect to Eurodollar Rate Loans and Base Rate Loans shall not be less than the “Applicable Rate” for LIBOR Rate Loans and Base Rate Loans under the Senior Term Loan;

(b) if, as of the last day of any fiscal quarter, Adjusted Tangible Net Worth is less than Minimum Tangible Net Worth, then the Applicable Rate (other than for Unused Fees) shall be increased by 0.25% for the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 6.02(b) reflecting that Adjusted Tangible Net Worth was less than Minimum Tangible Net Worth, as of the last day of the applicable fiscal quarter, and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 6.02(b) reflecting that Adjusted Tangible Net Worth was at least equal to Minimum Tangible Net Worth, as of the last day of the applicable fiscal quarter;

(c) if, as of the last day of any fiscal quarter, the Leverage Ratio is greater than 2.75 to 1.0, then the Applicable Rate (other than for Unused Fees) shall be increased by 0.25% for the period of time commencing on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 6.02(b) reflecting that the Leverage Ratio was greater than 2.75 to 1.0, as of the last day of the applicable fiscal quarter, and ending on the first (1st) Business Day immediately following the date that Administrative Agent receives a Compliance Certificate pursuant to Section 6.02(b) reflecting that the Leverage Ratio was equal to less than 2.75 to 1.0 as of the last day of the applicable fiscal quarter; and

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(d) the Applicable Rate (other than for Unused Fees) shall be increased by 0.50% from and after the date any Indebtedness is incurred or issued pursuant to Section 7.01(h).

(d) The definition of “Borrowing Base” in Section 1.01 is hereby amended to delete clause (c) in its entirety and replace such clause with the following:

(c) Sold Units. With respect to Units or Tower Units owned by a Loan Party subject to Housing Purchase Contracts (but not yet closed), eighty percent (80%) of the difference between (i) the Unit Costs or Tower Unit Costs, as applicable, incurred by a Loan Party with respect thereto, and (ii) the aggregate amount of all Customer Deposit Liabilities held pursuant to each such Housing Purchase Contract which may be applied to the Unit Costs or Tower Unit Cost, as applicable; provided that any such Tower Units shall be excluded from computation in the Borrowing Base under this subparagraph (c) on the date which is one hundred and eighty (180) days from the Tower Completion Date for such Tower Units; furthermore, the maximum amount of availability includable in the Borrowing Base amount under this subparagraph (c) attributable to Tower Units shall not exceed eighty percent (80%) of the sales price under the Housing Purchase Contracts for such Tower Units; plus

(e) The definition of “Borrowing Base” in Section 1.01 is hereby amended to add the following at the end thereof:

No Projects (except for Projects that are under contract as of the Third Amendment Effective Date and listed on Schedule 1.01 and Permitted Additional Projects) that are not included in the Borrowing Base as of the Third Amendment Effective Date shall be included in the Borrowing Base without the prior written consent of Administrative Agent (such consent not to be unreasonably withheld).

(f) Section 1.01 is hereby amended to delete the definition of “Eligible Assignee” in its entirety and replace such definition with the following:

“Eligible Assignee” means (a) a Lender; (b) an Affiliate of a Lender; and (c) any other Person (other than a natural person) approved by Administrative Agent, and each L/C Issuer (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, “Eligible Assignee” shall not include (A) Borrower or any of Borrower’s Affiliates or Subsidiaries or (B) any other Person that conducts (or is an Affiliate of a Person that conducts) any businesses that are substantially similar to any of the Core Businesses and would reasonably be deemed to be a competitor of Borrower.

(g) Section 1.01 is hereby amended to delete the definition of “Interest Incurred” in its entirety and replace such definition with the following:

“Interest Incurred” means, for any period, the total interest paid or accrued by Borrower and its subsidiaries, as determined in accordance with GAAP (including the interest component of any capital leases and excluding fees paid in connection with the closing under this Agreement or thereafter and excluding interest or fees payable under the Tower Construction Loans to the extent drawn under the Tower Construction Loans);

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provided, any interest that was not required to be paid in cash during such period, and was not actually paid in cash during such period, shall be excluded from the calculation of Interest Incurred for such period.

(h) Section 1.01 is hereby amended to delete the definition of “Leverage Ratio” in its entirety and replace such definition with the following:

“Leverage Ratio” means, as of any date, the ratio of (a) Total Debt as of such date to (b) (i) Adjusted Tangible Net Worth as of such date, minus (ii) non-cash impairment charges added to Adjusted Tangible Net Worth as of such date.

(i) Section 1.01 is hereby amended to delete the definition of “Loan Documents” in its entirety and replace such definition with the following:

“Loan Documents” means this Agreement, each Note, each Issuer Document, the Fee Letters, each of the Unconditional Guaranties, and the Security Documents.

(j) Section 1.01 is hereby amended to delete the definition of “Material Adverse Effect” in its entirety and replace such definition with the following:

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, liabilities (actual or contingent), or condition (financial or otherwise) of Borrower or the Consolidated Group taken as a whole; (b) a material impairment of the ability of Borrower to perform its obligations under any Loan Document to which it is a party; (c) a material adverse effect upon the legality, validity, binding effect or enforceability against Borrower of any Loan Document to which it is a party or of any Lien on any material Collateral granted under the Loan Documents; or (d) a material adverse effect upon any material Collateral.

(k) Section 1.01 is hereby amended to delete the definition of “Unrestricted Cash” in its entirety and replace such definition with the following:

“Unrestricted Cash” means all cash and Cash Equivalents of the Loan Parties which is not Restricted Cash; provided that Unrestricted Cash shall not include cash or Cash Equivalents that are held in a deposit account, securities account, or investment account in which Collateral Agent does not have both a perfected Lien prior to all other Liens and “control” as defined in the Uniform Commercial Code, as adopted in each applicable jurisdiction.

(l) Section 2.01 is hereby deleted in its entirety and replaced with the following:

2.01 Committed Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Committed Loan”) to Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Commitment; provided, however, that after giving effect to any Committed Borrowing, (a) the Total Outstandings shall not exceed the Available Loan Commitment, (b) the sum of the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus

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such Lender’s Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender’s Commitment, (c) the Outstanding Amount with respect to the Non-Revolving Portion shall not exceed the Maximum Non-Revolving Amount, and (d) the Outstanding Amount with respect to the Revolving Portion shall not exceed the Maximum Revolving Amount. Within the limits of each Lender’s Commitment, and subject to the other terms and conditions hereof, Borrower may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Committed Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein.

(m) Section 2.04 is hereby amended to add the following Section 2.04(g):

(g) Limitation on Swing Line Loans. Notwithstanding anything contained herein to the contrary, on and after the Third Amendment Effective Date, Borrower may not request any Swing Line Loans hereunder.

(n) Section 2.05(a) is hereby amended to add the following at the end thereof:

Unless otherwise elected by Borrower in writing at the time of such prepayment, each such prepayment shall be applied to reduce the Revolving Portion (and not the Non-Revolving Portion without reduction of the Aggregate Commitment).

(o) Section 2.05 is hereby amended to add the following Section 2.05(d):

(d) Mandatory Prepayments.

(i) If Borrower or any other member of the Consolidated Group Disposes of any Property or other assets (other than any Disposition in the ordinary course of the Core Businesses, casualty and condemnations in which the Net Cash Proceeds resulting therefrom are less than $2,000,000, and other casualty and condemnations to the extent provided in clause (iv) below) which results in the realization by such Person of Net Cash Proceeds, then Borrower shall pay to Collateral Agent an amount equal to one hundred percent (100%) of such Net Cash Proceeds immediately upon receipt thereof by such Person, such Net Cash Proceeds to be applied to the Obligations and the obligations under the Senior Term Loan in accordance with the Intercreditor Agreement.

(ii) If Borrower or any other member of the Consolidated Group Disposes of any Property or other assets in the ordinary course of the Core Businesses (other than Dispositions of completed Units, Tower Units, memberships in Equity Clubs, memberships in or fees from Amenities, Excluded Parcels, casualty and condemnations in which the Net Cash Proceeds resulting therefrom are less than $2,000,000, and other casualty and condemnations to the extent provided in clause (iv) below)) which results in the realization by such Person of Net Cash Proceeds (A) in excess of $20,000,000 in the case of any individual Disposition or related Dispositions, then Borrower shall pay to Collateral Agent an amount equal to fifty percent (50%) of such Net Cash Proceeds immediately upon receipt thereof by such Person to be applied to the

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Obligations and the obligations under the Senior Term Loan in accordance with the Intercreditor Agreement, or (B) that, when combined with all Net Cash Proceeds from all such Dispositions (other than Dispositions in clause (A)) and all Dispositions of Excluded Parcels from and after the Third Amendment Effective Date, exceed $100,000,000 in the aggregate, then Borrower shall pay to Collateral Agent an amount equal to fifty percent (50%) of such excess Net Cash Proceeds immediately upon receipt thereof by such Person to be applied to the Obligations and the obligations under the Senior Term Loan in accordance with the Intercreditor Agreement.

(iii) If there occurs any incurrence or issuance by Borrower or any member of the Consolidated Group of any Indebtedness as specified in clause (a) or (b) of the definition thereof (other than Excluded Issuances), then Borrower shall pay to Collateral Agent an amount equal to sixty-five percent (65%) of the Net Cash Proceeds therefore immediately upon receipt thereof by such Person, such Net Cash Proceeds to be applied to the Obligations and the obligations under the Senior Term Loan in accordance with the Intercreditor Agreement.

(iv) If there occurs a casualty or condemnation with respect to any Property or other assets, and the Net Cash Proceeds resulting therefrom are equal to or greater than $2,000,000, then Borrower shall not be required to make any mandatory payments as a result of such casualty or condemnation with such Net Cash Proceeds to the extent of (A) any amounts previously paid by the applicable member of the Consolidated Group at the time of receipt of such Net Cash Proceeds for the Restoration of the applicable Property or other assets and certified to Administrative Agent in writing, and (B) any amounts to be paid by the applicable member of the Consolidated Group after receipt of such Net Cash Proceeds for the Restoration of the applicable Property or other assets, subject in the case of clause (B), to satisfaction of each of the following conditions:

(I) Borrower has commenced, or intends to promptly commence, the Restoration of the applicable Property or other assets;

(II) no Default or Event of Default shall have occurred and be continuing;

(III) Administrative Agent shall be satisfied that the Restoration will be completed twelve (12) months after commencement of the Restoration;

(IV) the applicable Property or other assets and the use thereof after the Restoration will be in compliance with and permitted under all Laws;

(V) Borrower shall cause the Restoration to be done and completed in an expeditious and diligent fashion and in compliance with all applicable Laws;

(VI) Borrower shall deliver, or cause to be delivered, to Administrative Agent a signed detailed budget approved in writing by

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Borrower’s architect or engineer stating the entire cost of completing the Restoration, which budget shall be acceptable to Administrative Agent; and

(VII) the Net Cash Proceeds together with any cash or Cash Equivalents deposited by Borrower with Administrative Agent and available Committed Loans pursuant to Section 2.01 are sufficient in Administrative Agent’s reasonable judgment to cover the cost of the Restoration.

If the foregoing conditions are not satisfied, then such Net Cash Proceeds shall be paid and applied in accordance with Sections 2.05(d)(i) or (ii), as applicable, and Section 2.05(d)(v).

(v) To the extent that payments that are made to the Collateral Agent pursuant to the foregoing provisions of this Section 2.05(d) are subsequently paid to Administrative Agent, for the benefit of Lenders, such amounts shall be applied first, to the Non-Revolving Portion (and shall permanently reduce the Aggregate Commitments and the Maximum Non-Revolving Amount) until the Maximum Non-Revolving Amount is reduced to $0, second, to Committed Loans under the Revolving Portion (without reduction of the Aggregate Commitments), and third, to Cash Collateralize the L/C Obligations.

(p) Section 2.06(b) is hereby deleted in its entirety and replaced with the following:

(b) Mandatory. To the extent not otherwise reduced pursuant to the terms of this Agreement, on each date set forth below, the Aggregate Commitments shall be reduced to the amount set forth opposite such date below:

Date	Aggregate Commitments
Third Amendment Effective Date	$675,000,000
February 28, 2008	$650,000,000
July 1, 2008	$600,000,000
July 1, 2009	$550,000,000

If, as of any applicable date set forth above, the Aggregate Commitments have not been reduced through voluntary reductions by Borrower pursuant to Section 2.06(a) or mandatory prepayments pursuant to Section 2.05(d), then Borrower may, at its option by written notice to Administrative Agent at least two (2) Business Days prior to the applicable date set forth above, elect to satisfy such reductions by (i) prepaying the Non-Revolving Portion (and thereby permanently reducing the Maximum Non-Revolving Amount), and/or (ii) permanently reducing the Maximum Revolving Amount; provided that if Borrower fails to make such election, then Borrower shall be deemed to have elected to satisfy such reductions first, by permanently reducing the Maximum Revolving Amount, and second, by prepaying the Non-Revolving Portion (and thereby permanently reducing the Maximum Non-Revolving Amount). Each such reduction of the Aggregate Commitments shall be applied to the Commitment of each Lender according to its Applicable Percentage.

(q) Section 2.10(b) is hereby deleted in its entirety and replaced with the following:

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(b) If, as a result of any restatement of or other adjustment to the financial statements of Borrower or for any other reason, Borrower, Administrative Agent, or the Lenders determine that (i) Adjusted Tangible Net Worth or the Leverage Ratio as calculated by Borrower as of any applicable date was inaccurate and (ii) a proper calculation of Adjusted Tangible Net Worth or the Leverage Ratio would have resulted in higher pricing for such period, Borrower shall immediately and retroactively be obligated to pay to Administrative Agent, for the account of the applicable Lenders, promptly on demand by Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to Borrower under the Bankruptcy Code of the United States, automatically and without further action by Administrative Agent, any Lender, or any L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period and upon prompt (and in any event within thirty (30) days after delivery of the inaccurate determination of Adjusted Tangible Net Worth or the Leverage Ratio, as the case may be) payment of such amounts, any Default or Event of Default under Section 9.01(d) attributable to the prior inaccurate calculation of Adjusted Tangible Net Worth or Leverage Ratio shall be deemed cured. This paragraph shall not limit the rights of Administrative Agent, any Lender, or any L/C Issuer, as the case may be, under Section 2.03(c)(iii), 2.03(j) or 2.08(b) or under Article IX. Borrower’s obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder.

(r) Section 2.16(f) is hereby amended to add the following at the end thereof:

Without limiting the foregoing, Borrower hereby consents to any agreements among Administrative Agent, the requisite Lenders under this Agreement, the agent under the Senior Term Loan, the requisite lenders under the Senior Term Loan, the agents and requisite Lenders with respect to one or more Tower Construction Loans, and/or Collateral Agent to allow the Loan Parties to directly or indirectly grant subordinate Liens on the Collateral to secure such Tower Construction Loans and/or directly or indirectly grant subordinate Liens on collateral securing such Tower Construction Loans to secure the Obligations and the Senior Term Loan, and Borrower hereby agrees to, and to cause each other Loan Party to, execute and deliver, and to cause each other Grantor to execute and deliver, such other agreements, documents, assignments, statements or instruments as Collateral Agent may from time to time reasonably request to evidence such Liens.

(s) Article V is hereby amended to add following as Section 5.20:

5.20 Security Interest. The Security Documents create and grant to the Collateral Agent, for the benefit of the Lenders and lenders under the Senior Term Loan, a legal and valid Lien which has been perfected and is prior to all other Liens on the Collateral other than Liens having priority by operation of law in the Collateral identified therein. Such Collateral is not subject to any other Liens whatsoever, except Liens permitted under the documents governing this Agreement and the Senior Term Loan.

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(t) Sections 6.02(f) and (g) are hereby deleted in their entirety and replaced with the following:

(f) a Borrowing Base Report in such form and at such times specified in Section 8.01;

(g) as soon as available, but in any event within thirty (30) days after the end of each of calendar month (unless such month is at the end of a fiscal quarter, in which case within forty five (45) days of the last day of such fiscal quarter), (i) historical and projected monthly financial statements together with an explanation in reasonable detail of any variances between historical and projected amounts, (ii) a schedule listing all single and multi-family (traditional) homes and high-rise (tower) homes sold during the month most recently ended and all sales contracts which have been rescinded or otherwise cancelled during the month most recently ended, in each case, in form and substance reasonably satisfactory to Administrative Agent, (iii) a schedule of daily cash balances for month most recently ended, and (iv) rolling 13-week cash flow projections, and which shall be in the same format as is currently produced by the Borrower’s financial staff (and otherwise in a format reasonably acceptable to Administrative Agent) and certified by a Responsible Officer of Borrower (all such financial projections to be prepared on a reasonable basis and in good faith, and to be based upon assumptions believed by Borrower to be reasonable at the time made and from the best information then reasonably available to Borrower (it being understood that projections are subject to uncertainties and contingencies and no assurance can be given that any projection will be realized));

(h) promptly, and in any event at least five (5) Business Days prior to any Disposition outside the ordinary course of the Core Businesses, notice of such Disposition in reasonable detail including a calculation of the estimated Net Cash Proceeds thereof; and

(i) promptly, such additional information regarding the business, financial or corporate affairs of Borrower or any Subsidiary, or compliance with the terms of the Loan Documents, as Administrative Agent or any Lender may from time to time reasonably request.

(u) Section 6.10 is hereby deleted in its entirety and replaced with the following:

6.10 Inspection Rights; Meetings; Updates.

(a) Upon the reasonable request of Administrative Agent, allow Administrative Agent and any Lender that accompanies Administrative Agent and their representatives to inspect any of their properties, to review reports, files, and other records, from time to time, upon reasonable notice and during reasonable business hours.

(b) From time to time as reasonably requested by Administrative Agent, and in no event less often than monthly, participate in meetings and conference calls with Administrative Agent and Lenders, at which senior management will make detailed presentations of its recent results of operations and current financial condition and the

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current status of its business and affairs, with a particular focus on (i) Borrower’s liquidity, (ii) the status of strategic actions being considered by Borrower, and (iii) budgets and projections for the remaining portion of the current fiscal year and the succeeding fiscal year.

(c) From time to time as reasonably requested by Administrative Agent, provide interim updates on the matters described in Section 6.10(b) in periodic conference calls with Administrative Agent.

(v) Section 6.11 is hereby deleted in its entirety and replaced with the following:

6.11 Use of Proceeds. Use the proceeds of the Loans and Letters of Credit solely to provide for working capital needs for the Core Businesses in a manner consistent with the provisions of this Agreement and other general corporate purposes, including the acquisitions and Investments permitted under Sections 7.03, 7.04, and 7.05; provided that Borrower shall not use the proceeds of the Loans and Letters of Credit to, directly or indirectly, repay, prepay, purchase, redeem or otherwise acquire any principal payments on any Indebtedness (including the Senior Term Loan and all Subordinated Indebtedness) other than subject to the satisfaction of all other terms and conditions herein and in the other Loan Documents, (a) scheduled amortization payments on the Senior Term Loan in the amount of (i) $9,375,000 due on the Third Amendment Effective Date, (ii) $9,375,000 due on February 28, 2008, (iii) $18,750,000 due on July 1, 2008, and (iv) $18,750,000 due on July 1, 2009), and (b) Permitted Subordinated Debt Payments.

(w) Section 7.01 is hereby deleted in its entirety and replaced with the following:

7.01 Permitted Indebtedness. Incur or permit to exist or remain outstanding any Indebtedness; provided, however, that the Consolidated Group may incur or permit to exist or remain outstanding:

(a) Indebtedness under this Agreement;

(b) Tower Construction Loans, subject to the requirements of Section 8.03;

(c) non-recourse purchase money Indebtedness, subject to the restrictions set forth in Section 7.02(l);

(d) Indebtedness assumed in connection with the acquisition of an asset or Indebtedness of a Person, in either case, existing at the time such asset or Person is acquired by, or merged or consolidated with or into, any member of the Consolidated Group (and refinancings, refundings, renewals, extensions, and replacements of such Indebtedness that do not increase the outstanding principal amount thereof at the time of such refinancing, refunding, renewal, extension, or replacement), so long as (i) such Indebtedness was not incurred in contemplation of such acquisition, merger, or consolidation, and (ii) no Default or Event of Default then exists or arises as a result thereof;

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(e) Subordinated Indebtedness incurred or issued in accordance with Section 7.07; provided that the Net Cash Proceeds thereof are applied in accordance with Section 2.05;

(f) Indebtedness in respect of Swap Contracts;

(g) existing Indebtedness described in Schedule 7.01, and refinancings, refunding, renewals, extensions, exchanges, and replacements of such Indebtedness that (i) do not increase the outstanding principal amount thereof at the time of such refinancing, refunding, renewal, extension, or replacement, (ii) do not contain covenants that are materially less favorable to the applicable member of the Consolidated Group, and (iii) are incurred or issued in accordance with Section 7.07 to the extent that the applicable existing Indebtedness is Subordinated Indebtedness;

(h) Indebtedness (other than Subordinated Indebtedness) incurred or issued after the Third Amendment Effective Date and prior to August 15, 2008 specifically for the purpose of, and applied to, repaying or repurchasing, or issued in exchange for, Borrower’s 4% Contingent Convertible Subordinated Notes due 2023, subject to each of the following conditions precedent:

(i) no Default or Event of Default (including pursuant to Sections 9.01(o) and (p)) shall exist before or after giving effect to the incurrence or issuance thereof;

(ii) such Indebtedness is not secured by any Lien on any property or assets of Borrower or any of its subsidiaries;

(iii) the covenants and events of default contained in any indenture or other agreement relating to such Indebtedness must not be more restrictive than the covenants and events of default contained in this Agreement;

(iv) the maturity date of such Indebtedness must be more than ninety (90) days beyond the Maturity Date and the maturity date of the Senior Term Loan; and

(v) such Indebtedness shall not have any scheduled or mandatory principal payments prior to the maturity date of such Indebtedness and Borrower agrees that it shall not, and shall not permit any other member of the Consolidated Group to, repay, prepay, purchase, redeem or otherwise acquire such Indebtedness prior to the maturity date thereof;

(i) Guarantees (i) of Indebtedness of any member of the Consolidated Group permitted by clauses (b), (d), (f), and (h) of this Section 7.01, (ii) of Subordinated Indebtedness of any member of the Consolidated Group permitted by clause (e) of this Section 7.01, provided that such Guarantees are subordinated on substantially the same terms as such Subordinated Indebtedness, (iii) of Indebtedness of any member of the Consolidated Group, which Guarantees are in place on the Third Amendment Effective Date, or (iv) of refinancings, refunding, renewals, extensions, exchanges, and

13	Third Amendment to WCI Credit Agreement

replacements of Indebtedness listed on Schedule 7.01; provided that the Indebtedness so refinanced, refunded, renewed, extended, exchanged, or replaced was guaranteed on substantially similar terms; and

(j) Indebtedness with respect to CDD Obligations.

Without limiting the foregoing, Borrower shall not, nor shall it permit any member of the Consolidated Group to, directly or indirectly incur or permit to exist or remain outstanding any Senior Unsecured Debt. The provisions of the foregoing sentence are not intended to restrict the Consolidated Group from incurring or permitting to exist or remain outstanding purchase money Indebtedness permitted by Section 7.01(c).

(x) The last paragraph of Section 7.02 is hereby deleted in its entirety and replaced with the following:

In addition to the foregoing, Liens in the Collateral shall be permitted to secure one or more Tower Construction Loans, so long as (x) such Liens are subordinated to the Security Documents in a manner acceptable to Administrative Agent and Collateral Agent and (y) Collateral Agent has been granted Liens, for the benefit of Lenders and the lenders under the Senior Term Loan, in any collateral securing such Tower Construction Loans that are subordinated on substantially the same basis.

Without limiting the foregoing, Borrower shall not, nor shall it permit any member of the Consolidated Group to, directly or indirectly (a) create or permit to exist any Lien on any assets or property of any member of the Consolidated Group to secure Indebtedness of the type described in clause (a) and (b) of the definition thereof (other than the Obligations and the Senior Term Loan), (b) create or permit to exist any Lien on any assets or property of any member of the Consolidated Group to secure Indebtedness of the type described in clause (a) and (b) of the definition thereof then not securing such Indebtedness, or (c) create or permit to exist any Lien on any Collateral (other than Customary Permitted Liens). The provisions of the foregoing sentence are not intended to restrict the Consolidated Group from incurring or permitting to exist Liens permitted by Section 7.02(l).

(y) Section 7.03(l) is hereby deleted in its entirety and replaced with the following:

(l) Investments in existing or new Joint Ventures and Excluded Subsidiaries, the aggregate amount of which, when added to the aggregate amount of any Guarantees of the Indebtedness of such Joint Ventures and Excluded Subsidiaries permitted by Section 7.01 above, shall not exceed thirty percent (30%) of Adjusted Tangible Net Worth determined as of the last day of the fiscal quarter most recently ended prior to such Investment; provided that no member of the Consolidated Group shall make any Investments in new Joint Ventures or additional Investments in any Excluded Subsidiaries on or after the Third Amendment Effective Date without the prior written consent of Administrative Agent, Wachovia, and the agent under the documents governing the Senior Term Loan (such consents not to be unreasonably withheld or delayed);

14	Third Amendment to WCI Credit Agreement

(z) Section 7.04 is hereby deleted in its entirety and replaced with the following:

7.04 Fundamental Changes.

(a) Without the prior written approval of the Majority Lenders, none of the Consolidated Group will at any time merge or consolidate with or into any Person, except for the following: (i) Subsidiaries of Borrower may merge into Borrower or another Subsidiary of Borrower (provided that if any such merger involves a Guarantor, then a Guarantor must be the survivor); and (ii) a merger, consolidation or stock or asset acquisition in the ordinary course of the Core Businesses, provided that (x) the aggregate Total Enterprise Value of any such transactions shall not exceed twenty-five percent (25%) of Total Assets calculated at the time of each such transaction, and (y) any such acquisition on or after the Third Amendment Effective Date must be described on Schedule 1.01. Borrower shall provide thirty (30) days prior notice to Administrative Agent of any proposed permitted merger hereunder and shall cause the Consolidated Group to execute such documents as Administrative Agent may request in order to continue the effectiveness of this Agreement and the other Loan Documents.

(b) Create a Subsidiary other than a Subsidiary to conduct its Core Businesses (including Investments permitted under Section 7.03). Any new Subsidiary shall automatically become a member of the Consolidated Group and Borrower shall cause such new Subsidiary (other than Subsidiaries which are recreational or community associations or other non-profit organizations) to execute and deliver to Administrative Agent an Unconditional Guaranty to the extent required by Section 6.12. The Subsidiaries formed by a member of the Consolidated Group for homeowners’ associations may be owned in part by the homeowners in the applicable community and with respect to Amenities, in part by the owners of memberships in Equity Clubs.

(c) Without the prior written consent of Majority Lenders, (i) Dispose (including any sale and leaseback transaction but excluding any casualty or condemnation) of any property or other assets (other than sales of Property and other assets in ordinary course of the Core Businesses) having a book value of less than $100,000,000 unless the Net Cash Proceeds thereof are paid and applied in accordance with Section 2.05(d), and (ii) Dispose (including any sale and leaseback transaction but excluding any casualty or condemnation) of any property or other assets (other than sales of Property or other assets in ordinary course of the Core Businesses) having a book value in excess of $100,000,000 or for Net Cash Proceeds in excess of $100,000,000 (in each case individually or in the aggregate for all such Dispositions on or after the Third Amendment Effective Date).

(aa) Section 7.05 is hereby amended to add the following as Section 7.05(c):

(c) Notwithstanding the foregoing, on and after the Third Amendment Effective Date, Borrower shall not, nor shall it permit any member of the Consolidated Group to, acquire any Developable Land or Unentitled Land (other than any such acquisition described on Schedule 1.01).

15	Third Amendment to WCI Credit Agreement

(bb) Sections 7.07(a)(v) and (vi) are hereby deleted in their entirety and replaced with the following:

(v) such Subordinated Indebtedness must be unsecured;

(vi) the outstanding principal amount of any such Subordinated Indebtedness having a maturity date of less than one year from the date of the determination must be covered by the Borrowing Base as indicated in the definition of “Borrowing Base Availability” in Section 1.01 above; and

(vii) the Net Cash Proceeds thereof are paid and applied in accordance with Section 2.05(d)(iii).

(cc) Section 7.08 is hereby deleted in its entirety and replaced with the following:

7.08 Senior Notes. Issue any Senior Notes on or after the Third Amendment Effective Date.

(dd) Section 7.12 is hereby deleted in its entirety and replaced with the following:

7.12. No Other Negative Pledge. Covenant or otherwise agree with any Person (other than the Lenders and Administrative Agent pursuant to this Agreement or the Senior Term Lenders and the administrative agent under the Senior Term Loan Agreement), whether in connection with obtaining or modifying credit accommodations from such Person, or incurring other Indebtedness, or otherwise, to keep the Collateral free of any or all Liens, except for any such agreement with any creditor or any representative of any creditors of any Indebtedness permitted by Section 7.01 as long as such agreement does not prohibit or restrict Borrower or member of the Consolidated Group from granting Liens in the Collateral to secure the Obligations and the obligations under the Senior Term Loan.

(ee) Section 7.14 is hereby deleted in its entirety and replaced with the following:

7.14 [Intentionally Deleted.]

(ff) Section 7.15 is hereby deleted in its entirety and replaced with the following:

7.15 Leverage Ratio. Permit the Leverage Ratio determined as of the end of any fiscal quarter of Borrower, commencing with the fiscal quarter ending March 31, 2008, to be greater than 3.5 to 1.0.

(gg) Section 7.16 is hereby deleted in its entirety and replaced with the following:

7.16 EBITDA to Fixed Charges; Cash Flow from Operations to Debt Service.

(a) Permit the ratio of Cash Flow from Operations to Debt Service to be less than 2.15 to 1.0, if as of the applicable date of determination both (i) the ratio of EBITDA

16	Third Amendment to WCI Credit Agreement

to Fixed Charges is less than 0.50 to 1.0, and (ii) the sum of Borrower’s Unrestricted Cash plus available Committed Loans pursuant to Section 2.01 as of such date of determination is less than $125,000,000. Compliance with this covenant shall be calculated on a rolling four (4) quarter basis and shall be tested as of the last day of each fiscal quarter of Borrower commencing with the fiscal quarter ending March 31, 2008 through the fiscal quarter ending June 30, 2009.

(b) Permit the ratio of EBITDA to Fixed Charges to be less than (i) 1.50 to 1.0 as of September 30, 2009, (ii) 1.75 to 1.0 as of December 31, 2009, and (iii) 2.0 to 1.0 as of the last day of any fiscal quarter of Borrower thereafter. Compliance with this covenant shall be calculated on a rolling four (4) quarter basis and shall be tested as of the last day of each fiscal quarter of Borrower.

(hh) Section 7.17 is hereby deleted in its entirety and replaced with the following:

7.17 Unsold Units in Production. Permit, at any time during which Borrower does not have an Investment Grade Rating, the number of Unsold Units financed under this Agreement (other than Permitted Unsold Units) as of the end of any fiscal quarter of Borrower, commencing with the fiscal quarter ending December 31, 2008, to exceed thirty-five percent (35%) of the aggregate number of closed sales of Units for the immediately preceding four (4) fiscal quarters of Borrower.

(ii) Section 7.18 is hereby added as follows:

7.18 Limitation on Cash.

(a) Permit Borrower’s and its Subsidiaries’ aggregate cash or Cash Equivalents (other than Restricted Cash) to exceed $50,000,000 for more than three (3) consecutive Business Days.

(b) Request a Committed Loan if, after giving effect to such Committed Loan, Borrower’s and its Subsidiaries’ aggregate cash or Cash Equivalents (other than Restricted Cash) would exceed $50,000,000.

(jj) Section 8.01 is hereby deleted in its entirety and replaced with the following:

8.01 Borrowing Base Representations and Covenants.

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, at any time while Borrower does not have an Investment Grade Rating, Borrower shall, and cause each member of the Consolidated Group to, represent, warrant and covenant that the Loan Parties are the owners of all assets (other than with respect to Eligible Joint Ventures) the value of which is to be included in the Borrowing Base, including, without limitation, Unrestricted Cash, Tower Construction Projects, Developable Land, Units, Tower Units, Finished Land Inventory, Eligible Joint Ventures, Eligible Excluded Subsidiaries and the Amenities, and shall neither create nor suffer to exist any Lien (other than Customary Permitted Liens) thereon.

17	Third Amendment to WCI Credit Agreement

For the purpose of computing the Borrowing Base, Borrower shall furnish to Administrative Agent information with such specificity as Administrative Agent shall from time to time require (a) in the form of Exhibit D (the “Borrowing Base Report”) a certificate signed by a Responsible Officer of Borrower showing the calculations of the Borrowing Base (together with all documentation used in making the calculations), and (b) cost to complete with respect to all Tower Construction Projects. Such Borrowing Base Report and other information shall be provided to Administrative Agent (i) monthly within thirty (30) days of the last day of the immediately preceding calendar month (unless such month is at the end of a fiscal quarter, in which case within forty five (45) days of the last day of such fiscal quarter), (ii) within thirty (30) days after Collateral Agent has released its Liens in one or more Mortgaged Properties (or portions thereof) pursuant to Section 2.16(g) in connection with any individual sale that had the effect of removing in excess of $50,000,000 in value from the Borrowing Base (provided that such Borrowing Base report will be prepared as of the last day of the most recently ended calendar month giving pro forma effect to such sale), and (iii) within thirty (30) days after any request by Administrative Agent.

(kk) Section 9.01(j) is hereby deleted in its entirety and replaced with the following:

(j) Invalidity of Loan Documents. Any provision of any Loan Document or any Lien on a material portion of the Collateral granted under any Security Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document or any Lien granted under any Security Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document or any Lien granted under any Loan Document; or

(ll) Section 9.01 is hereby amended to add the following Sections 9.01(o) and 9.01(p):

(o) On the date that any mandatory redemption or other principal payment is due with respect to Borrower’s 4% Contingent Convertible Subordinated Notes due 2023, (i) Total Debt exceeds $1,800,000,000 after giving effect to, on a pro forma basis, the payment of such mandatory redemption or principal payment, or (ii) the sum of Borrower’s Unrestricted Cash plus available Committed Loans pursuant to Section 2.01 is less than $150,000,000 after giving effect to, on a pro forma basis, the payment of such mandatory redemption or principal payment.

(p) At least ten (10) Business Days, but not more than thirty (30) Business Days, prior to the date that any mandatory redemption or other principal payment is due with respect to Borrower’s 4% Contingent Convertible Subordinated Notes due 2023, Borrower shall fail to or be unable to deliver to Administrative Agent a certificate executed by a Responsible Officer of Borrower certifying as to the matters described in clauses (o)(i) and (o)(ii) above and that no Default or Event of Default exists or would exist before or after giving effect to, on a pro forma basis, payment of such mandatory redemption or principal payment.

18	Third Amendment to WCI Credit Agreement

(mm) Section 11.04(a) is hereby amended to add the following at the end thereof:

Without limiting the foregoing, Borrower acknowledges that Administrative Agent and/or its counsel may engage one or more financial consultants to advise Administrative Agent, its counsel, and/or Lenders and that Borrower shall be obligated, promptly following demand by Administrative Agent, to pay all reasonable fees and expenses of such financial consultants (including any retainers).

(nn) Schedule 1.01 is hereby added in the form of Schedule 1.01 attached hereto.

(oo) Schedule 2.01 is hereby deleted in its entirety and replaced with Revised Schedule 2.01 attached hereto.

(pp) Schedule 7.01 is hereby added in the form of Schedule 7.01 attached hereto.

(qq) Exhibit E is hereby deleted in its entirety and replaced with Exhibit E attached hereto.

2. Waiver of Subject Event of Default.

(a) Waiver. Borrower has notified Administrative Agent that Borrower has failed to comply with the minimum ratio of EBITDA to Fixed Charges set forth in Section 7.16 of the Credit Agreement as of the last day of the fiscal quarter ending September 30, 2007 and December 31, 2007 and the Leverage Ratio set forth in Section 7.15 of the Credit Agreement as of the last day of the fiscal quarter ending December 31, 2007 (together, the “Subject Events of Default”). As a result, Borrower has requested that Required Lenders waive any Default or Event of Default arising as a result of the Subject Events of Default. By execution of this Agreement, each Lender that is a party hereto hereby waives the Subject Events of Default subject to the terms and conditions set forth herein. On the Third Amendment Effective Date, any other Event of Default that occurred under the Credit Agreement as in effect prior to the Third Amendment Effective Date that does not constitute an Event of Default under the Credit Agreement as a result of amendments pursuant to this Agreement shall also be deemed waived.

(b) Limitation. The waiver hereby granted by Lenders in Section 2(a) does not (i) constitute a waiver or modification of any other terms or provisions set forth in the Credit Agreement or any other Loan Document and shall not impair any right that Administrative Agent or any Lender may now or hereafter have under or in connection with the Credit Agreement or any other Loan Document, (ii) impair Administrative Agent’s or any Lender’s rights to insist upon strict compliance with the Credit Agreement, as amended or otherwise modified hereby, or the other Loan Documents, or (iii) extend to any other Loan Document.

3. Amendments to Credit Agreement and Other Loan Documents.

(a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Agreement, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

(b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

19	Third Amendment to WCI Credit Agreement

4. Ratifications. Borrower and each other Loan Party (a) ratifies and confirms all provisions of the Loan Documents as amended by this Agreement, (b) ratifies and confirms that all guaranties and assurances, granted, conveyed, or assigned to Administrative Agent and Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Agreement and continue to guarantee and assure full payment and performance of the present and future Obligations, (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent or Lenders may reasonably request in order to create, preserve and protect those guaranties and assurances, (c) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, (d) reaffirms and admits the validity and enforceability of the Liens in the Collateral which were granted pursuant to the Loan Documents and otherwise and reaffirms and agrees that such Liens are in all respects in full force and effect and secure the payment of the Obligations, and (e) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent or Lenders may reasonably request in order to create, preserve and protect those guaranties and assurances.

5. Representations. Borrower represents and warrants to Administrative Agent and Lenders that as of the date of this Agreement: (a) this Agreement has been duly authorized, executed, and delivered by each Loan Party; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by any Loan Party of this Agreement; (c) the Loan Documents, as amended by this Agreement, are valid and binding upon each Loan Party that is a party thereto and are enforceable against each Loan Party in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance of this Agreement does not require the consent of any other Person that has not been obtained and do not and will not constitute a violation in any material respect of any Laws, orders of any Governmental Authority, or material agreements to which any Loan Party is a party or by which any Loan Party is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Agreement, except to the extent that (i) any of them speak to a different specific date (in which case such representations and warranties are true and correct in all material respects as of such specific date), or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) after giving effect to this Agreement, no Default or Event of Default exists.

6. Conditions. This Agreement shall become effective on the date in which the following conditions precedent have been satisfied or waived:

(a) this Agreement shall have been executed by each Loan Party, Administrative Agent, and Required Lenders;

(b) the representations and warranties in this Agreement shall be true and correct in all material respects on and as of the date of this Agreement, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;

(c) after giving effect to this Agreement, no Default or Event of Default shall exist;

20	Third Amendment to WCI Credit Agreement

(d) Borrower shall have provided evidence reasonably satisfactory to Administrative Agent that, simultaneously with the effectiveness of this Agreement, the provisions of the Senior Term Loan will have been amended or waived to the extent necessary to correspond to the amendments and waivers set forth in this Agreement;

(e) Administrative Agent shall have received an officer’s certificate executed by a Responsible Officer of Borrower certifying authorizing resolutions of the board of directors of Borrower authorizing the transactions contemplated by this Agreement;

(f) Borrower shall have paid to Administrative Agent all expenses of Administrative Agent and of Wachovia, as Syndication Agent, (including their attorneys’ fees) incurred in connection with this Agreement and the other Loan Documents;

(g) Administrative Agent, in such capacity and as Collateral Agent, and KeyBank National Association, as agent under the Senior Term Loan, shall have entered into an amendment to, or an amendment and restatement of, the Intercreditor Agreement;

(h) Borrower shall have prepaid the principal amount of the Obligations in an amount necessary to cause Borrower to be in compliance with Section 7.18 of the Credit Agreement;

(i) Borrower shall have caused Collateral Agent to have “control” (as defined in the Uniform Commercial Code, as adopted in each applicable jurisdiction) in a manner satisfactory to Collateral Agent over all of Borrower’s and its Subsidiaries’ deposit accounts and investment property (other than deposit accounts specially and exclusively used for payroll, payroll taxes, and other employee wage and benefit payments to or for the benefit of Borrower’s or its Subsidiaries’ salaried employees and other accounts holding only Restricted Cash); provided that the foregoing shall not apply to deposit accounts held at SunTrust Bank not to exceed $10,000,000 at any time (which Borrower shall cause Collateral Agent to have “control” within ten (10) Business Days following the Third Amendment Effective Date the failure of which shall be an immediate Event of Default); and

(j) Administrative Agent shall have received, for the benefit of each Lender executing and delivering this Agreement to counsel to Administrative Agent by 12:00 noon (New York time) on January 16, 2008, an amendment fee equal to the product of (i) the amount of such Lender’s Commitment on the effective date of, and after giving effect to, this Agreement, times (ii) 0.40%, and all other fees and expenses payable to Administrative Agent in connection with this Agreement.

7. Continued Effect. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Agreement shall be construed, and its performance enforced, under New York law, (d) if any part of this Agreement is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, (e) this Agreement is a “Loan Document” as defined in the Credit Agreement, and (f) this Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of

21	Third Amendment to WCI Credit Agreement

those counterparts must be construed together to constitute the same document. Delivery of an executed counterpart of this Agreement by facsimile or email transmission shall be as effective as delivery of a manually executed counterpart hereof.

9. Parties. This Agreement binds and inures for the benefit of each of the parties hereto and their respective successors and permitted assigns.

10. RELEASE. EACH OF THE LOAN PARTIES HEREBY ACKNOWLEDGES THAT THE OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY CREDIT PARTY. THE LOAN PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH CREDIT PARTY AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH THE LOAN PARTIES MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT.

11. ENTIRETIES. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED OR OTHERWISE MODIFIED BY THIS AGREEMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow.]

22	Third Amendment to WCI Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

WCI COMMUNITIES, INC., as Borrower

By:
James D. Cullen
Vice President

Third Amendment to WCI Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender, an L/C Issuer, and as a Lender

By:
Mark A. Mokelke
Vice President

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

WACHOVIA BANK, N.A., as an L/C Issuer and as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

FIFTH THIRD BANK, A Michigan Banking Corporation, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

KEYBANK NATIONAL ASSOCIATION, a national banking association, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

CITIGROUP FINANCIAL PRODUCTS INC., as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

GRAND CENTRAL ASSET TRUST, SAN SERIES, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

COMERICA BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

COMMERCE BANK NA, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

COMPASS BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

GUARANTY BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

INVESTMENT CBNA LOAN FUNDING LLC, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

iSTAR FINANCIAL INC., as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

JPMORGAN CHASE BANK, N.A., as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

KBC BANK NV, as a Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

MIDFIRST BANK, a Federally Chartered Savings Association, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

NATIONAL CITY BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

OAK HILL CREDIT ALPHA FUND LP, as a Lender

By:	Oak Hill Credit Alpha GenPar, L.P. its General Partner

By:	Oak Hill Alpha MGP, LLC, its General Partner

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

OAK HILL CREDIT ALPHA FUND (OFFSHORE) LTD., as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

OAK HILL CREDIT OPPORTUNITIES MASTER FUND LTD., as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

OAK HILL SECURITIES FUND II LP, as a Lender

By:	Oak Hill Securities GenPar II, L.P. its General Partner

By:	Oak Hill Securities MGP II, Inc., its General Partner

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

OAK HILL SECURITIES FUND LP, as a Lender

By:	Oak Hill Securities GenPar, L.P. its General Partner

By:	Oak Hill Securities MGP, Inc., its General Partner

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

RAYMOND JAMES BANK, FSB, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

REGIONS BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

SOVEREIGN BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

SUNTRUST BANK, as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

UBS LOAN FINANCE LLC, as a Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

WAYZATA RECOVERY FUND, LLC, as a Lender

By:	WAYZATA INVESTMENT PARTNERS LLC, its manager

By:
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

To induce the Credit Parties to enter into this Agreement, the undersigned jointly and severally (a) consent and agree to this Agreement’s execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Agreement and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) expressly acknowledge and agree to the terms and conditions of Section 10 of this Agreement, and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns.

GUARANTORS:

BAY COLONY - GATEWAY, INC.

BAY COLONY OF NAPLES, INC.

BAY COLONY REALTY ASSOCIATES, INC.

COMMUNITIES AMENITIES, INC.

COMMUNITIES FINANCE COMPANY, LLC

COMMUNITIES HOME BUILDERS, INC.

COMMUNITY SPECIALIZED SERVICES, INC.

CORAL RIDGE COMMUNITIES, INC.

CORAL RIDGE PROPERTIES, INC.

CORAL RIDGE REALTY SALES, INC.

CORAL RIDGE REALTY, INC.

FIRST FIDELITY TITLE, INC.

FLORIDA DESIGN COMMUNITIES, INC.

FLORIDA LIFESTYLE MANAGEMENT COMPANY

FLORIDA NATIONAL PROPERTIES, INC.

GATEWAY COMMUNICATIONS SERVICES, INC.

GATEWAY COMMUNITIES, INC.

GATEWAY REALTY SALES, INC.

HERON BAY GOLF COURSE PROPERTIES, INC.

HERON BAY, INC.

HOPEWELL CROSSING HOME & LAND COMPANY, LLC

JYC HOLDINGS, INC.

LAKE GROVE HOME & LAND COMPANY, LLC

MARBELLA AT PELICAN BAY, INC.

MHI – RUGBY ROAD, L.L.C.

PELICAN BAY PROPERTIES, INC.

PELICAN LANDING COMMUNITIES, INC.

PELICAN LANDING GOLF RESORT VENTURES, INC.

PELICAN LANDING PROPERTIES, INC.

PELICAN MARSH PROPERTIES, INC.

POPLAR TREE LLC

RENAISSANCE AT BEACON HILL, LLC

RENAISSANCE AT OAK CREEK CLUB, LLC

RENAISSANCE AT OCCOQUAN WALK, LLC

GUARANTOR SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

RENAISSANCE AT RIVER CREEK TOWNS, LLC

RENAISSANCE CENTRO ARLINGTON, LLC

RENAISSANCE CENTRO COLUMBIA, LLC

RESORT AT SINGER ISLAND PROPERTIES, INC.

SARASOTA TOWER, INC.

SUN CITY CENTER GOLF PROPERTIES, INC.

SUN CITY CENTER REALTY, INC.

TARPON COVE REALTY, INC.

TARPON COVE YACHT & RACQUET CLUB, INC.

THE COLONY AT PELICAN LANDING GOLF CLUB, INC.

TIBURON GOLF VENTURES, INC.

WATERMARK REALTY REFERRAL, INC.

WCI AMENITIES, INC.

WCI ARCHITECTURE & LAND PLANNING, INC.

WCI BUSINESS DEVELOPMENT, INC.

WCI CAPITAL CORPORATION

WCI COMMUNITIES PROPERTY MANAGEMENT, INC.

WCI GOLF GROUP, INC.

WCI HOMEBUILDING NORTHEAST U.S., INC.

WCI HOMEBUILDING, INC.

WCI HOMES NORTHEAST, INC.

WCI HOMES, INC.

WCI IRELAND INN CORP.

WCI MARKETING, INC.

WCI MID-ATLANTIC U.S. REGION, INC.

WCI NORTHEAST REAL ESTATE DEVELOPMENT, LLC

WCI NORTHEAST U.S. REGION, LLC (fka WCI/SPECTRUM COMMUNITIES, LLC)

WCI OCALA 623, INC.

WCI REALTY CONNECTICUT, INC.

WCI REALTY NEW JERSEY, INC.

WCI REALTY NEW YORK, INC.

WCI REALTY, INC.

WCI TITLE, INC.

WCI TOWERS MID-ATLANTIC U.S.A., INC.

WCI TOWERS, INC.

By:
James D. Cullen
in his capacity as Vice President an Authorized Officer of each Guarantor listed above

GUARANTOR SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT BETWEEN

WCI COMMUNITIES, INC.,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

SCHEDULE 1.01

ACQUISITIONS UNDER CONTRACT

The Kensington; Bronxville, NY

Coral Springs Country Club; Coral Springs, FL

Encore Haverstraw; Haverstraw, NY

Chestnut Hill Square; Chestnut Hill, MA

Rybovich Marina; W. Palm Beach, FL

Chase Suites; Tampa, FL

Castro Option Property; Ocala, FL

Hopewell Crossing; E. Fishkill, NY

Green Mill Preserve; Leesburg, VA (WCI JV w/ Stanley Martin 50/50)

Ashley Farms; Ocala, FL (WCI JV w/IHP)

Schedules and Exhibits to Third Amendment to WCI Credit Agreement Page 1

REVISED SCHEDULE 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES (Revised)

LENDER	PERCENTAGE SHARE	NON-REVOLVING PORTION	REVOLVING PORTION	MAXIMUM COMMITMENT
BANK OF AMERICA, N.A.	10.75268817	26,881,720.43	45,698,924.73	72,580,645.15
BRANCH BANKING AND TRUST COMPANY	2.150537634	5,376,344.09	9,139,784.94	14,516,129.03
CITIGROUP FINANCIAL PRODUCTS INC	3.714285714	9,285,714.29	15,785,714.28	25,071,428.57
COMERICA BANK	3.225806451	8,064,516.13	13,709,677.42	21,774,193.54
COMMERCE BANK NA	2.688172043	6,720,430.11	11,424,731.18	18,145,161.29
COMPASS BANK	2.150537634	5,376,344.09	9,139,784.94	14,516,129.03
FIFTH THIRD BANK, A MICHIGAN BANKING CORPORATION	8.06451613	20,161,290.33	34,274,193.55	54,435,483.88
GRAND CENTRAL ASSET TRUST, SAN SERIES	0.376344086	940,860.22	1,599,462.37	2,540,322.58
GUARANTY BANK	4.301075269	10,752,688.17	18,279,569.89	29,032,258.07
INVESTMENT CBNA LOAN FUNDING LLC	1.075268817	2,688,172.04	4,569,892.47	7,258,064.51
ISTAR FINANCIAL INC.	1.075268817	2,688,172.04	4,569,892.47	7,258,064.51
JPMORGAN CHASE BANK, N.A.	1.470046083	3,675,115.21	6,247,695.85	9,922,811.06
KBC BANK NV	3.225806451	8,064,516.13	13,709,677.42	21,774,193.54
KEYBANK NATIONAL ASSOCIATION	8.06451613	20,161,290.33	34,274,193.55	54,435,483.88
MIDFIRST BANK	2.688172043	6,720,430.11	11,424,731.18	18,145,161.29
NATIONAL CITY BANK	3.225806451	8,064,516.13	13,709,677.42	21,774,193.54
OAK HILL CREDIT ALPHA FUND LP	0.164623657	411,559.14	699,650.54	1,111,209.68
OAK HILL CREDIT ALPHA FUND (OFFSHORE) LTD	0.730752689	1,826,881.72	3,105,698.93	4,932,580.65
OAK HILL CREDIT OPPORTUNITIES MASTER FUND LTD.	0.45311828	1,132,795.70	1,925,752.69	3,058,548.39
OAK HILL SECURITIES FUND II LP	0.184946237	462,365.59	786,021.51	1,248,387.10
OAK HILL SECURITIES FUND LP	0.079462366	198,655.92	337,715.06	536,370.97
PNC BANK, NATIONAL ASSOCIATION	2.150537634	5,376,344.09	9,139,784.94	14,516,129.03
RAYMOND JAMES BANK, FSB	1.075268817	2,688,172.04	4,569,892.47	7,258,064.51
REGIONS BANK	3.225806451	8,064,516.13	13,709,677.42	21,774,193.54
THE ROYAL BANK OF SCOTLAND PLC	10.75268817	26,881,720.43	45,698,924.73	72,580,645.15
SOVEREIGN BANK	3.76344086	9,408,602.15	15,994,623.66	25,403,225.81
SUNTRUST BANK	3.76344086	9,408,602.15	15,994,623.66	25,403,225.81
UBS LOAN FINANCE LLC	3.225806451	8,064,516.13	13,709,677.42	21,774,193.54
WACHOVIA BANK, N.A.	10.75268817	26,881,720.43	45,698,924.73	72,580,645.15
WAYZATA RECOVERY FUND, LLC	1.428571429	3,571,428.57	6,071,428.57	9,642,857.15
TOTALS		250,000,000.00	425,000,000.00	675,000,000.00

Schedules and Exhibits to Third Amendment to WCI Credit Agreement Page 2

SCHEDULE 7.01

EXISTING INDEBTEDNESS

Senior Secured Term Loan Agreement	$262,500,000
9.125% Subordinated Notes	$200,000,000
7.875% Subordinated Notes	$125,000,000
6.625% Subordinated Notes	$200,000,000
4.00% Contingent Convertible Notes	$125,000,000
7.25% Junior Subordinated Notes	$100,000,000
7.54% Junior Subordinated Notes	$65,000,000
McNabb Note	$3,200,000
Eppard Note	$3,200,000
Acquisition Promissory Note	$1,775,000
Capital Leases	$25,000

Schedules and Exhibits to Third Amendment to WCI Credit Agreement Page 3

EXHIBIT E

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                     ,

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Senior Revolving Credit Agreement, dated as of June 13, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among WCI COMMUNITIES, INC., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, an L/C Issuer and Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the _____________________________ of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it.]

—or—

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4. The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in

Schedules and Exhibits to Third Amendment to WCI Credit Agreement Page4

subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5. Pursuant to Section 6.01(d), the necessary information, if any, to update Schedule 5.11 of the Agreement is set forth on Schedule 2 hereto.

6. The financial covenant analyses and information set forth on Schedule 3 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, Borrower has caused this Certificate to be executed and delivered on this _____ day of _______________, 200___.

WCI COMMUNITIES, INC., a Delaware corporation

By:
Name:
Title:

Schedules and Exhibits to Third Amendment to WCI Credit Agreement Page 5

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 1

Financial Statements

Schedules and Exhibits to Third Amendment to WCI Credit Agreement Page 6

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 2

to Compliance Certificate

Update To Schedule 5.11

Schedules and Exhibits to Third Amendment to WCI Credit Agreement Page 7

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 3

to the Compliance Certificate

($ in 000’s)

I. Section 7.13 - Senior Debt:
A. Total Outstandings:	$___________
B. Borrowing Base Availability:
1. Borrowing Base:	$___________
2. Outstanding Senior Unsecured Debt (other than under this Agreement):	$___________
3. Indebtedness under the Senior Term Loan	$___________
4. Borrowing Base Availability (Line I.B.1 – (Line I.B.2 + Line I.B.3)):	$___________
C. Total Outstandings exceed Borrowing Base Availability:	Yes/No
D. Borrowing Base Availability is less than zero (0):	Yes/No
II. Minimum Adjusted Tangible Net Worth.
A. Tangible Net Worth at Statement Date:	$___________
B. Adjustments:
1. Non-cash deferred tax asset valuation allowances:	$___________
2. Non-cash impairment charges:
3. 50% of the outstanding balance of the Subordinated Indebtedness:	$___________
4. $300,000,000:	$___________
5. 30% of Tangible Net Worth:	$___________
C. Adjusted Tangible Net Worth (Line II.A + Line II.B.1 + Line II.B.2 + the least of Lines II.B.3, II.B.4 or II.B.5):	$___________

Schedules and Exhibits to Third Amendment to WCI Credit Agreement Page 8

D. $932,024,800:	$___________
E. Fifty (50%) of the Net Income earned after March 31, 2006:	$___________
F. Fifty (50%) of the aggregate proceeds of Equity Offerings (net of equity substituted from proceeds of new equity) after the Closing Date:	$___________
G. Excess (deficient) for covenant compliance (Line II.C – (Line II.D. + Line II.E. + Line II.F.)):	$___________
III. Section 7.15 –Leverage Ratio.
A. Total Debt:	$___________
B. Adjustable Tangible Net Worth minus Impairment Charges (Line II.C. – Line II.B.II):	$___________
C. Leverage Ratio (Line III.A ÷ Line III.B):	_____to 1.0
D. Maximum Permitted:	_______[1]
IV. Section 7.16 - EBITDA to Fixed Charges; Cash Flow from Operations to Debt Service.
EBITDA to Fixed Charges:
A. EBITDA at Statement Date:	$___________
B. Fixed Charges:	$___________
C. Fixed Charge Ratio (Line IV.A ÷ Line IV.B):	_____to 1.0
D. Minimum Required:	__________[2]
Unrestricted Cash:[3]
E. Unrestricted Cash:	$___________
F. Available Committed Loans under the Credit Agreement:	$___________
G. Sum of Line IV.E + Line IV.F:	$___________

[1]	3.50 to 1.0 on March 31, 2008 and thereafter.

[2]	(a) 1.5 to 1.0 as of September 30, 2009, (b) 1.75 to 1.0 as of December 31, 2009, and (c) 2.0 to 1.0 thereafter.

[3]	Prior to September 30, 2009, if Line IV.C is less than 0.50 to 1.0

Schedules and Exhibits to Third Amendment to WCI Credit Agreement Page 9

H. Minimum Required:	$125,000,000
Cash Flow from Operations to Debt Service: [4]	$___________
I. Cash Flow from Operations at Statement Date:	$___________
J. Debt Service:	$___________
K. Cash Flow from Operations to Debt Service Ratio (Line IV.I ÷ Line IV.J):	_____ to 1.0
L. Minimum Required:	2.15 to 1.0
V. Section 7.17 – Unsold Units (this Section is applicable to the extent Borrower does not have an Investment Grade Rating):

A.     Number of Unsold Units as of the end of the fiscal quarter, commencing with the fiscal quarter ending December 31, 2008, to exceed thirty-five percent (35%) of the aggregate number of the Unit sales for the immediately preceding four (4) fiscal quarters.

Yes/No
VI. Liquidity not subject to Liens or other Restrictions:
A. Cash:	$___________
B. Cash Equivalents:	$___________
C. Available Committed Loans under the Credit Agreement:	$___________
D. Availability under other Indebtedness	$___________
E. Cash and Availability Subject to Liens or other Restrictions:	$___________
F. Cash and Cash Equivalents not subject to Liens or other Restrictions: (Line VI.A + Line VI.B + Line VI.C + Line VI.D – Line VI.E)	$___________

[4]	If Line IV.C is less than 0.50 to 1.0 and Line IV.E is less than $100,000,000.

Schedules and Exhibits to Third Amendment to WCI Credit Agreement Page 10